UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  August 24, 2005
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                                 Footstar, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-11681                               22-3439443
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   (Commission File Number)            (IRS Employer Identification No.)

        933 MacArthur Boulevard
            Mahwah New Jersey                           07430
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    (Address of Principal Executive Offices)          (Zip Code)

                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

           As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH)) (the "Chapter 11 Case"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On August 24, 2005, the Company and Kmart Corporation ("Kmart") entered into the Amended and Restated Master Agreement (the "Amended Master Agreement"), which amends and restates the Master Agreement, dated as of June 9, 1995 (the "Former Master Agreement"), between the Company and Kmart. On August 25, 2005 (the "Approval Date"), the Court approved the Amended Master Agreement. The Amended Master Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

           As part of the Company's settlement with Kmart to resolve various disputes in connection with the Former Master Agreement, the Company agreed to pay to Kmart the cure amount of $45,000,000 with respect to the Former Master Agreement.

           Pursuant to the Former Master Agreement, the Company and Kmart had formed in excess of 1,500 corporations (each a "Shoemart Corporation") in which the Company had a 51% ownership interest and Kmart had a 49% ownership interest, other than 23 of the Shoemart Corporations which are wholly-owned by the Company. In connection therewith, the Company and Kmart had entered into a Shareholders Agreement ("Shareholders Agreement") and Shoemart Corporations had entered into a sub-agreements ("License Agreements"), which provided each Shoemart Corporation the exclusive right to operate a footwear department in a Kmart store. Under the Amended Master Agreement, Kmart's equity interests in the Shoemart Corporations are extinguished effective as of January 2, 2005, and accordingly, Kmart no longer shares in the profits or losses of the Shoemart Corporations. The Amended Master Agreement terminates the Shareholders Agreement and License Agreements and grants to the Company the exclusive right to operate footwear departments in Kmart stores either directly or through the Company's direct or indirect wholly-owned subsidiaries.

           Pursuant to the Amended Master Agreement, the Company shall be required to pay Kmart a fee equal to 14.625% of the gross sales of the footwear departments. The only other material fee that the Company shall be required to pay Kmart under the Amended Master Agreement shall be a miscellaneous expense fee of $23,500 per store per annum, which fee shall be payable in monthly installments of $1,958.33 per store.

           The Company and Kmart shall have the right to terminate the Amended Master Agreement if the gross sales of the footwear departments are less than $550,000,000 in any year, provided that such gross sales minimum shall be reduced by $400,000 for each store that is closed or converted after the Approval Date. The Company shall also have the unilateral right to terminate the Amended Master Agreement if either (i) the number of Kmart stores is less than 900 or (ii) the gross sales of the footwear departments is less than $450,000,000 calculated quarterly and measured by sales in the four quarters immediately preceding the date of such calculation. In the event of any such termination, Kmart shall purchase from the Company at book value (as defined in the Amended Master Agreement) of the inventory at the stores, including inventory that is on order but excluding inventory that is damaged, unsaleable and seasonal inventory (as defined in the Amended Master Agreement).

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
           Kmart shall not be permitted to dispose of, close or convert more than 85 existing Kmart stores in 2005, 150 existing Kmart stores in 2006, and 160 Kmart stores per calendar year in 2007 and 2008; provided, that Kmart will be permitted to exceed such numbers of dispositions in any year subsequent to 2005 to the extent that the actual number of dispositions in the years prior is less than the number of dispositions permitted in such years; provided, further, that Kmart will not dispose of more than 550 stores in the aggregate during the remaining term of the Master Agreement. Notwithstanding the foregoing limitations, Kmart shall be permitted to dispose of, close or convert any number of Kmart stores at any time to the extent that it pays to the Company, in addition to purchasing the inventory at book value at such store(s), the stipulated loss value of the incremental Kmart stores disposed of above the annual or aggregate numbers permitted under the Amended Master Agreement; the payment of such stipulated loss value shall be nonrefundable, regardless of the number of dispositions that take place in subsequent periods. Such stipulated loss value of a store shall mean an amount equal to $100,000 in 2005, $60,000 in 2006, $40,000 in 2007, and $20,000 in 2008. The stipulated loss value shall not be payable in the event the Master Agreement is terminated in accordance with the above-referenced termination rights.

           On and as of December 31, 2008, Kmart shall purchase the inventory in all remaining stores (including inventory that is on order pursuant to Kmart's written request but excluding inventory that is damaged, unsaleable and seasonable inventory (as defined in the Amended Master Agreement)) from the Company for an amount equal to the book value (as defined in the Amended Master Agreement) of such inventory. The Company shall vacate such remaining stores and the Master Agreement shall be terminated in its entirety (other than those sections relating to indemnities and choice of law) within 7 days thereafter.

           The Amended Master Agreement also sets forth the parties' obligations with respect to staffing and advertising. Specifically, the Company must spend, in the aggregate and on an annual basis, a minimum of 10% of gross sales in the footwear departments on staffing costs (as defined in the Amended Master Agreement) for the stores; provided, that in no event shall the Company schedule staffing in any footwear department for fewer than 40 hours per week. Kmart is required to allocate and provide no fewer than 52 square tab weekend Roto pages per year to the Company's products.

Cautionary Statement Regarding Forward-Looking Statements

           This Current Report and the exhibit hereto may contain forward-looking statements made in reliance upon the safe harbor provisions of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by their use of words, such as "anticipate," "estimates," "should," "expect," "guidance," "project," "intend," "plan," "believe" and other words and terms of similar meaning. Factors that could affect the Company's forward-looking statements include, among other things: the Company's ability to continue as a


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
going concern; its ability to operate pursuant to the terms of its debtor in possession and exit financing facility; its ability to obtain Court approval and any other required approvals with respect to motions in the Chapter 11 Case prosecuted by the Company from time to time; its ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Case; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period that the Company has to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the Chapter 11 Case to a Chapter 7 case; its ability to obtain and maintain normal terms with vendors and service providers; and the ability to maintain contracts that are critical to the Company's operations; the audit of 2004 and the review of subsequent quarters by the Company's independent public accountants; negative reactions from the Company's stockholders, creditors or vendors to the results of the investigation and restatement or the delay in providing financial information caused by the investigation and restatement and the delisting of the Company's common stock from the New York Stock Exchange; the impact and result of any litigation (including private litigation), any action by the U.S. Securities and Exchange Commission (the "SEC") or any investigation by any other governmental agency related to the Company or the financial statement restatement process; additional delays in the filing of reports with the SEC; the results of the Company's exploration of strategic alternatives; the Company's ability to successfully implement internal controls and procedures that ensure timely, effective and accurate financial reporting; the continued effect of Kmart store closings on Meldisco; higher than anticipated employee levels, capital expenditures and operating expenses, including the Company's ability to reduce overhead and rationalize assets, both generally and with respect to changes being implemented to address the results of the investigation and the restatement; adverse results on the Company's business relating to increased review and scrutiny by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; any adverse developments in existing commercial disputes or legal proceedings; volatility of the Company's stock price; and intense competition in the markets in which the Company competes. Additionally, due to material uncertainties, it is not possible to predict the length of time the Company will operate under Chapter 11 protection, the outcome of the proceeding in general, whether the Company will continue to operate under its current organizational structure, or the effect of the proceeding on the Company's businesses and the interests of various creditors and security holders.

           Because the information herein is based solely on data currently available, it is subject to change as a result of events or changes over which the Company may have no control or influence, and should not be viewed as providing any assurance regarding the Company's future performance. Actual results and performance may differ from the Company's current projections, estimates and expectations and the differences may be material, individually or in the aggregate, to the Company's business, financial condition, results of operations, liquidity or prospects. Additionally, the Company is not obligated to make public indication of changes in its forward-looking statements unless required under applicable disclosure rules and regulations.


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
Item 9.01.  Financial Statements and Exhibits

(c)       Exhibits.

10.1 Amended and Restated Master Agreement, dated as of August 24, 2005, between the Company and Kmart Corporation.













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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 26, 2005
                                        FOOTSTAR, INC.


                                        By:  /s/ Richard L. Robbins
                                             -----------------------------------
                                             Richard L. Robbins
                                             Senior Vice President of Financial
                                             Reporting and Control












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
                                  EXHIBIT INDEX

       Exhibit No.                   Description
       -----------                   -----------

        10.1 Amended and Restated Master Agreement, dated as of August 24, 2005, between the Company and Kmart Corporation.














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